UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2012

Item 1.	Schedule of Investments.

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–99.2%
Consumer Discretionary–10.6%
Hotels, Restaurants & Leisure–1.9%
McDonald’s Corp.	416,670	$37,233,631
Yum! Brands, Inc.	610,810	39,604,920

		76,838,551
Media–3.2%
Time Warner Cable, Inc.	822,600	69,863,418
Walt Disney Co. (The)	1,236,680	60,770,455

		130,633,873
Specialty Retail–2.3%
Limited Brands, Inc.	904,750	43,020,863
Tiffany & Co.	909,690	49,969,272

		92,990,135
Textiles, Apparel & Luxury Goods–3.2%
Coach, Inc.	845,630	41,714,928
Nike, Inc., Cl. B	412,780	38,533,013
Ralph Lauren Corp.	339,880	49,058,279

		129,306,220
Consumer Staples–10.0%
Beverages–3.9%
Anheuser-Busch InBev NV, Sponsored ADR	421,950	33,426,879
Brown-Forman Corp., Cl. B	469,290	43,906,772
Coca-Cola Co. (The)	1,017,580	82,220,464

		159,554,115
Food & Staples Retailing–1.4%
Costco Wholesale Corp.	575,120	55,315,042
Food Products–0.5%
Nestle SA, Sponsored ADR	332,180	20,472,253
Household Products–1.7%
Colgate-Palmolive Co.	622,000	66,777,920
Personal Products–0.5%
Estee Lauder Cos., Inc. (The), Cl. A	350,510	18,359,714
Tobacco–2.0%
Philip Morris International, Inc.	904,498	82,707,297
Energy–11.0%
Energy Equipment & Services–4.0%
Ensco plc, Cl. A	1,111,780	60,403,007
National Oilwell Varco, Inc.	525,980	38,028,354
Schlumberger Ltd.	875,510	62,388,843

		160,820,204
Oil, Gas & Consumable Fuels–7.0%
Chevron Corp.	547,520	59,997,242
Exxon Mobil Corp.	589,045	51,158,558
Noble Energy, Inc.	462,520	40,438,124
Occidental Petroleum Corp.	720,740	62,726,002
Royal Dutch Shell plc, ADR	1,019,520	69,531,264

		283,851,190

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Financials–14.3%
Capital Markets–2.9%
Goldman Sachs Group, Inc. (The)	337,350	$34,038,615
Invesco Ltd.	1,960,400	43,383,652
T. Rowe Price Group, Inc.	634,760	38,561,670

		115,983,937
Commercial Banks–4.5%
U.S. Bancorp	2,607,720	87,358,620
Wells Fargo & Co.	2,756,530	93,198,279

		180,556,899
Consumer Finance–1.8%
American Express Co.	1,269,030	73,235,721
Diversified Financial Services–1.9%
JPMorgan Chase & Co.	2,200,150	79,205,400
Insurance–3.2%
Chubb Corp.	716,940	52,114,369
Marsh & McLennan Cos., Inc.	1,182,510	39,271,157
Prudential Financial, Inc.	798,790	38,565,581

		129,951,107
Health Care–12.4%
Health Care Equipment & Supplies–2.8%
Baxter International, Inc.	1,052,470	61,580,020
Covidien plc	923,780	51,620,826

		113,200,846
Pharmaceuticals–9.6%
Allergan, Inc.	445,700	36,578,599
Bristol-Myers Squibb Co.	2,355,570	83,858,292
Johnson & Johnson	623,670	43,170,437
Novo Nordisk AS, Sponsored ADR	385,280	59,541,171
Perrigo Co.	189,050	21,555,481
Pfizer, Inc.	3,691,280	88,738,371
Roche Holding AG	317,051	56,278,745

		389,721,096
Industrials–10.9%
Aerospace & Defense–3.1%
Honeywell International, Inc.	992,970	57,641,909
United Technologies Corp.	929,221	69,171,211

		126,813,120
Air Freight & Logistics–1.5%
United Parcel Service, Inc., Cl. B	783,470	59,238,167
Industrial Conglomerates–2.1%
General Electric Co.	2,123,610	44,064,908
Tyco International Ltd.	744,650	40,911,071

		84,975,979
Machinery–2.2%
Caterpillar, Inc.	357,610	30,114,338
Cummins, Inc.	320,980	30,781,982
Deere & Co.	361,660	27,782,721

		88,679,041

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Road & Rail–2.0%
Hunt (J.B.) Transport Services, Inc.	371,600	$20,445,432
Kansas City Southern, Inc.	271,550	19,768,840
Union Pacific Corp.	349,600	42,864,456

		83,078,728
Information Technology–23.4%
Communications Equipment–3.8%
Cisco Systems, Inc.	3,814,820	60,846,379
QUALCOMM, Inc.	1,571,440	93,783,539

		154,629,918
Computers & Peripherals–2.6%
Apple, Inc.[1]	172,030	105,069,043
Electronic Equipment & Instruments–1.4%
Corning, Inc.	5,137,520	58,619,103
IT Services–4.9%
Accenture plc, Cl. A	675,810	40,751,343
Automatic Data Processing, Inc.	722,730	40,870,382
International Business Machines Corp.	470,580	92,224,268
Visa, Inc., Cl. A	188,380	24,314,207

		198,160,200
Semiconductors & Semiconductor Equipment–5.7%
Analog Devices, Inc.	972,860	38,019,369
Avago Technologies Ltd.	1,119,970	41,438,890
Broadcom Corp., Cl. A	1,816,610	61,546,747
Intel Corp.	1,185,930	30,478,401
Texas Instruments, Inc.	2,164,170	58,951,991

		230,435,398
Software–5.0%
Intuit, Inc.	681,580	39,545,272
Microsoft Corp.	3,044,310	89,715,816
Oracle Corp.	2,361,280	71,310,656

		200,571,744
Materials–3.4%
Chemicals–3.4%
Ecolab, Inc.	631,500	41,331,675
Monsanto Co.	528,240	45,227,909
Mosaic Co. (The)	514,760	29,912,704
Praxair, Inc.	182,590	18,945,538

		135,417,826
Telecommunication Services–1.6%
Diversified Telecommunication Services–1.6%
AT&T, Inc.	1,133,910	42,997,867
Verizon Communications, Inc.	514,280	23,214,599

		66,212,466
Utilities–1.6%
Electric Utilities–1.6%
NextEra Energy, Inc.	585,190	41,489,971

3	Oppenheimer Rising Dividends Fund

Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

	Shares	Value
Electric Utilities Continued
Xcel Energy, Inc.	760,700	$22,288,509

		63,778,480

Total Common Stocks (Cost $3,577,845,686)		4,015,160,733
Investment Company–1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $48,399,132)	48,399,132	48,399,132
Total Investments, at Value (Cost $3,626,244,818)	100.4%	4,063,559,865
Liabilities in Excess of Other Assets	(0.4)	(17,375,470)

Net Assets	100.0%	$4,046,184,395

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2011	Gross Additions	Gross Reductions	Shares July 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	56,725,916	658,169,351	666,496,135	48,399,132

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$48,399,132	$105,497

3.	Rate shown is the 7-day yield as of July 31, 2012.

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Notes to Statement of Investments

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked”

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$429,768,779	$—	$—	$429,768,779
Consumer Staples	403,186,341	—	—	403,186,341
Energy	444,671,394	—	—	444,671,394
Financials	578,933,064	—	—	578,933,064
Health Care	502,921,942	—	—	502,921,942
Industrials	442,785,035	—	—	442,785,035
Information Technology	947,485,406	—	—	947,485,406
Materials	135,417,826	—	—	135,417,826
Telecommunication Services	66,212,466	—	—	66,212,466
Utilities	63,778,480	—	—	63,778,480
Investment Company	48,399,132	—	—	48,399,132

Total Assets	$4,063,559,865	$—	$—	$4,063,559,865

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

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STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended July 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $37,484 and $16,551, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of July 31, 2012, the Fund had no outstanding forward contracts.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds

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STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2012, the Fund had an ending monthly average market value of $270,912 on written call options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2012 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2011	—	$—
Options written	80,894	5,115,589
Options closed or expired	(76,070)	(4,793,324)
Options exercised	(4,824)	(322,265)

Options outstanding as of July 31, 2012	—	$—

As of July 31, 2012, the Fund had no outstanding written or purchased options.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

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Oppenheimer Rising Dividends Fund

STATEMENT OF INVESTMENTS July 31, 2012 (Unaudited)

Federal tax cost of securities	$3,636,708,000

Gross unrealized appreciation	$507,782,110
Gross unrealized depreciation	(80,930,245)

Net unrealized appreciation	$426,851,865

13	Oppenheimer Rising Dividends Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/11/2012